                                                                   EXHIBIT 10(y)

                        [RAYCHEM CORPORATION LETTERHEAD]


                                  July 10, 1998


Arati Prabhakar

         Re:      Agreement and Release

Dear Arati:

         This Agreement and Release (the "Agreement") is to confirm our agreement with respect to the termination of your employment with Raychem Corporation ("Raychem"). Please indicate your agreement by signing, dating, and returning this Agreement to me no later than August 1, 1998.

         We have agreed that your employment with Raychem will end as of the end of the business day on September 1, 1998 or, if you elect to terminate your employment voluntarily before such date, such earlier date (the "Termination Date"). Thereafter, you will no longer be an employee of Raychem. In your final paycheck on the Termination Date, you will be paid all earned and unpaid salary together with any accrued and unused vacation pay, less deductions authorized or required by law. Raychem will also pay to you, by September 1, 1998, the guaranteed bonus for the period from July 1, 1997 to June 30, 1998, as outlined in Raychem's offer letter to you dated March 11, 1997. In addition, to induce Raychem to enter into this Agreement, you agree to enter into the Professional Services Agreement attached as Exhibit 1. You agree that the consideration named in this Agreement is sufficient to compensate you for the release given herein, for any consulting services you may provide to Raychem pursuant to the Professional Services Agreement, and for agreeing to all other terms set forth in this Agreement. You also agree that the severance amounts set forth herein are in lieu of any severance payments to which you would otherwise be entitled under Raychem's Human Resources policies.

         Commencing on September 1, 1998, you will also receive a severance amount equal to (i) one (1) year of severance payments based on your current salary of Two Hundred and Fifty Thousand Dollars ($250,000.00) regardless of whether you obtain other employment during this period (the "Full Salary Period"), and (ii) if you are not working at a new job or for yourself (self-employed) during the one (1) year period commencing on September 1,



                                  CONFIDENTIAL

Arati Prabhakar
July 10, 1998
Page 2


1999, upon your written request as set forth below, up to an additional one (1) year of such severance payments based on your current salary Two Hundred and Fifty Thousand Dollars ($250,000.00) or, if you are working at a new job or for yourself (self-employed) during the year commencing on September 1, 1999, and your annual cash compensation and/or salary (including bonuses) from this employment or self-employment is less than Two Hundred and Fifty Thousand Dollars ($250,000.00), the difference between those two (2) figures (the "Differential Salary Period"). Your written request to receive all or part of the second year of such severance payments must be received by Raychem at least seven (7) days prior to the date you would be eligible for such payments. Your written request must include confirmation that you are not working or, if you are, what your salary or compensation and expected bonus are. You also agree to subsequently notify Raychem in writing within five (5) days after any changes in such information (including changes in employment, salary, compensation and bonus) and to certify to Raychem on a quarterly basis, and otherwise, as requested by Raychem, the amount of compensation, salary and bonus from another employer and/or self-employment you are receiving during the Differential Salary Period. Payments pursuant to the Full Salary and the Differential Salary Period are not eligible for deferral under the Raychem Executive Deferred Compensation Plan. This severance benefit, minus deductions authorized or required by law, will be paid in bi-weekly installments. All required notification must be sent to Raychem's Corporate Legal Department, Attention General Counsel.

         Information on health coverage and COBRA conversion rights will be mailed to your home address. Your present Raychem medical benefits (for you and your eligible covered dependents) will remain in effect, at standard staff rates, until the earliest to occur of (i) one (1) year after the Termination Date, or (ii) you secure other employment and you therefore become eligible for medical insurance, or, you are eligible for medical insurance through any other means, or (iii) your death, or (iv) you reach age sixty-five (65). Your present Raychem dental benefits (for you and your eligible covered dependents) will remain in effect, at standard staff rates, until the earliest to occur of (i) one (1) year after the Termination Date, or (ii) you secure other employment and you therefore become eligible for dental insurance, or, you are eligible for dental insurance through any other means, or (iii) your death, or (iv) you reach age sixty-five (65). You agree to notify Raychem in writing within five (5) days after securing other employment or obtaining other medical or dental benefits. For purposes of COBRA, the "qualifying event" shall be deemed to be the Termination Date. COBRA coverage, to the extent required by law, will run concurrently with the Full Salary Period and with the Differential Salary Period if applicable, up to the end of the eighteen (18) month COBRA period. Your spouse and/or dependent children will be entitled to COBRA benefits to the extent provided by statute should your death occur during the period of your COBRA coverage. The standard Raychem-paid life insurance benefits will remain in effect on your behalf for one (1) year from the Termination Date.



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

Arati Prabhakar
July 10, 1998
Page 3


         If you are terminating your employment with Raychem before age fifty-five (55) and are vested in the Raychem Pension Plan, you will be offered the option of receiving your accrued benefit as an annuity or a lump sum in the first month of the second calendar quarter following your termination. If your pension benefit amount as a lump sum is less than Five Thousand Dollars ($5,000) then it will be distributed to you without the option to decline. At any time after reaching retirement age (age 65 or older, or age 55 with ten (10) or more years of service), you are eligible to receive your pension benefit as a normal or early retirement benefit; at your option, the payment can be in the form of an annuity or a lump sum.

          Raychem will furnish to you through one (1) year from the Termination Date, according to then current Raychem practices and policies:

         -        Financial planning services.

         - The career transition services of either de Recat & Associates, or Peller Marion & Associates, professional outplacement firms, to support and enhance your job search efforts.

         Your outstanding stock options to purchase Raychem stock and restricted stock, under the 1990 Incentive Plan (the "1990 Plan"), to the extent they are unvested, will continue to vest through September 1, 1999. Any incentive stock options shall convert to non-qualified stock options three (3) months following the Termination Date. In exchange for the benefits provided to you under this Agreement, you agree that the termination date for the 1990 Plan relating to all outstanding stock options and restricted stock shall be September 1, 1999, and any unvested options or restricted stock under the 1990 Plan will lapse as of September 1, 1999. The post-termination exercise period of your options under the 1990 Plan will begin on September 1, 1999, and your vested options under the 1990 Plan will expire three (3) months following September 1, 1999. Any outstanding unvested options under stock option or incentive plans other than the 1990 Plan will expire on your Termination Date (as defined in paragraph 2 of this Agreement). All outstanding vested options under such other plans will expire per the terms of such other plans. However, the provisions of this Agreement shall not extend the exercisability of options to purchase Raychem stock beyond the expiration date(s) stated in the relevant option agreement(s).

         You agree to execute amendments to the Relocation Loan Agreement and Promissory Note and any other documents necessary to amend the Deed of Trust. Subject to the terms and conditions of the Loan Agreement and Promissory Note , as amended, you agree that the scheduled due date for repayment of the loan of Four



                                  CONFIDENTIAL

Arati Prabhakar
July 10, 1998
Page 4

Hundred Thousand Dollars ($400,000), provided to you in conjunction with the purchase of your house, will be August 30, 1999, and that prior to August 30, 1999, the loan shall not bear interest. You agree that Raychem-provided mortgage interest/property tax differential (MID) will no longer be paid to you by Raychem. Raychem will not require reimbursement of any portion of the MID payment made to you in January, 1998 for the 1998 calendar year, despite your September 1, 1998 termination date, but no further MID payments will be made to you as of the Termination Date.

         You will continue to be considered a designated insider for purposes of trading in Raychem stock for the entire Full Salary Period, and, if receiving severance payments, during the Differential Salary Period.

         Any Raychem employee benefits not otherwise provided for in this Agreement will no longer be available to you as of the Termination Date.

         You agree that you will return all Raychem property to Richard Kashnow or designee by the Termination Date. Raychem property includes but is not limited to equipment, all samples, cases, brochures, papers, notes, and other documents, and all copies thereof, relating to Raychem, its business, and its customers that have been obtained by you during your employment, together with other Raychem or Raychem-customer or supplier property in your possession.

         You acknowledge your obligations under the Raychem Employee Intellectual Property Agreement which still remains in effect. You also acknowledge that a breach of that agreement and the disclosure of Raychem proprietary information would cause irreparable harm to Raychem and entitle Raychem to obtain injunctive relief without further proof of damage. We have enclosed a copy of that agreement as Exhibit 2 for your reference.

         As further consideration for the severance benefits set forth in this Agreement, you agree that you will not, during the term of the Full Salary Period and Differential Salary Period, if applicable, directly or indirectly, anywhere in the United States, including any county of the state of California, or in any foreign country in which, during such period, business is conducted by Raychem or substantial customers of Raychem are located, enter into or engage in any activity, as a sole proprietor, shareholder, employee, director, partner, consultant, or otherwise, or in any way be concerned with the design, development, use, manufacture and/or sale of any technology, product, product line or component which is directly competitive with any technology based on Raychem proprietary information, or any technology, product, product line or component, which is in development, manufactured and/or



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

Arati Prabhakar
July 10, 1998
Page 5

sold by Raychem alone or jointly with third parties as of the Termination Date. You also agree that during the term of the Full Salary Period and Differential Salary Period, if applicable, you will not directly or indirectly solicit or induce any other employee or consultant with Raychem to terminate their employment or relationship with Raychem. Raychem and you acknowledge that the provisions of this paragraph may or may not be enforceable under the laws of certain states and/or certain countries. Raychem and you intend that this paragraph be enforced, to the extent enforceable, in all jurisdictions worldwide in which Raychem currently does business, and that lack of enforceability in any one jurisdiction shall not impair enforcement in any other jurisdiction. Breach of this provision shall entitle Raychem to terminate severance payments under this Agreement in addition to any other legal remedies to which it may be entitled.

         Raychem Corporation is prepared to offer you the consideration set forth herein, which is above and beyond the wages and benefits to which you would otherwise be entitled, in exchange for your agreement to release all claims, known or unknown, against Raychem Corporation, its parent, subsidiaries and affiliates, and its past, present, and future officers, directors, shareholders, agents, employees, attorneys, insurers, successors, and assigns (collectively referred to in this Agreement as "Raychem") as of the date you signed this Agreement. You are not eligible to receive the consideration outlined herein unless you elect to sign this Agreement.

         In consideration for the severance benefits set forth in this Agreement, you, on behalf of yourself, your heirs, spouse, and assigns, hereby completely release and forever discharge Raychem from any and all claims, of any and every kind, nature, and character, known or unknown, foreseen or unforeseen, based on any act or omission occurring prior to the Termination Date, including but not limited to any claims arising out of your offer of employment, your employment, any employment agreement, or termination of your employment with Raychem or acts leading up to such termination, and any and all claims under federal and state discrimination laws. The only exceptions are any claims that you may have for unemployment compensation, any rights that you may have under any Raychem Pension Plan, any Workers' Compensation benefits to which you may be found entitled, any claims for amounts deferred pursuant to the Raychem Executive Deferred Compensation Plan, any claims relating to the Raychem TaxSaver Plus Plan, and any claims for indemnification, including any related insurance coverage, to which you may be entitled in connection with your service as an officer of Raychem (collectively referred to in this Agreement as "Exempt Claims"). This Release shall not apply to your right to be indemnified to the fullest extent allowed by Raychem's Articles and Bylaws, any indemnification agreement between you and Raychem, or under applicable law with respect to any claims, actions or proceedings based on or arising out of acts



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

Arati Prabhakar
July 10, 1998
Page 6

performed within the course and scope of your employment with Raychem.

         This Agreement fully and finally extinguishes and discharges all claims (except for Exempt Claims), whether known or not and you hereby agree to release not only claims known but those unknown to you which arose out of your employment with Raychem or and/or its termination. You therefore agree to waive the provisions of California Civil Code Section 1532 which states:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

You fully understand that, if, in fact, any matter covered by this Agreement is found hereafter to be other than or different from the fact now believed by you to be true, you expressly accept and assume that this Agreement will be and remain effective, notwithstanding such difference in the facts.

         You agree neither to file nor to encourage or knowingly permit another to file on your behalf any claim, charge, action, or complaint concerning any matter referred to in this Agreement. If you have previously filed any such claims (other than Workers' Compensation claims), you agree to take all reasonable steps to cause them to be withdrawn without delay.

         This Agreement constitutes the entire agreement between yourself and Raychem with respect to any matters referred to in this Agreement and supersedes any and all of the other oral or written agreements between yourself and Raychem, with the exception of the Professional Services Agreement attached hereto as Exhibit 1, the Raychem Employee Intellectual Property Agreement attached hereto as Exhibit 2, and the Relocation Loan Agreement, as amended, and the Promissory Note, as amended, and attached hereto as Exhibit 3, which remain in full force and effect. No other consideration, agreements, representations, oral statements, understandings, policies or course of conduct that are not expressly set forth in this Agreement should be implied or are binding. You are not relying upon any other agreement, representation, statement, omission, understanding, policy or course of conduct that is not expressly set forth in this Agreement. You understand and agree that this Agreement will not be deemed or construed at any time or for any purposes as an admission of any liability or wrongdoing by either yourself or Raychem. You also agree that if any provision of this Agreement is deemed invalid, the remaining provisions will still be given full force and effect. The terms and conditions of this Agreement will be governed by the laws of California applicable to contracts made and performed within California.



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Arati Prabhakar
July 10, 1998
Page 7

         In the event of any conflict between this Agreement and the Professional Services Agreement attached hereto as Exhibit 1, this Agreement shall govern and control.

         Prior to execution of this Agreement, you should apprise yourself of sufficient relevant information to intelligently exercise your own judgment. You are advised to consult an attorney.

         In order to obtain the consideration described in this Agreement, this Agreement must be signed by you and returned to me by August 1, 1998.

         Finally, you agree that you will not disclose to anyone (except for your spouse, accountant, financial planner and/or lawyer) or allow anyone else to disclose the existence of, reason for, or contents of this Agreement without Raychem's prior written consent, unless required to do so by law.


                                            Sincerely,

                                            /s/ RICHARD A. KASHNOW

                                            Richard A. Kashnow
                                            Chairman of the Board, President and
                                            Chief Executive Officer


================================================================================

            EMPLOYEE'S ACCEPTANCE OF AGREEMENT, RELEASE AND BENEFITS

I HAVE CAREFULLY READ, FULLY UNDERSTAND, AND VOLUNTARILY AGREE TO ALL THE TERMS OF THIS AGREEMENT AND RELEASE IN EXCHANGE FOR THE ADDITIONAL BENEFITS TO WHICH I WOULD NOT OTHERWISE BE ENTITLED. THIS RELEASE IS EXECUTED VOLUNTARILY AND WITH FULL KNOWLEDGE OF ITS SIGNIFICANCE.

JULY 30, 1998                               /S/ ARATI PRABHAKAR
----------------------------------          ------------------------------------
            Date



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[RAYCHEM LOGO]

           EXHIBIT 1 TO THE AGREEMENT AND RELEASE BETWEEN THE COMPANY
                              AND ARATI PRABHAKAR

                PROFESSIONAL SERVICES AGREEMENT - ARATI PRABHAKAR


         THIS PROFESSIONAL SERVICES AGREEMENT (hereinafter "Professional Services Agreement") is effective as of September 2, 1998, (hereinafter "Effective Date"), by and between RAYCHEM CORPORATION, a corporation organized and existing under and by virtue of the laws of the State of Delaware, having a place of business at 300 Constitution Drive, Menlo Park, California 94025-1164 (hereinafter "RAYCHEM"), and Arati Prabhakar (hereinafter "CONSULTANT").

         NOW, THEREFORE, for and in consideration of the mutual covenants and obligations assumed by the parties hereto, it is agreed as follows:

1. CONSULTANT, pursuant to the provisions of this Professional Services Agreement, is retained to perform services as reasonably requested from time to time by RAYCHEM, at such place or places and at such times as shall be mutually agreeable. The services shall be carried out at the direction of the Chief Executive Officer or designee.

2. Full and complete compensation for CONSULTANT's services and also for the discharge of CONSULTANT's obligations hereunder shall be CONSULTANT's consideration named in the Agreement and Release between the parties dated July 10, 1998 (hereinafter "Agreement and Release"), to which this Professional Services Agreement is attached as Exhibit 1.

         A. RAYCHEM shall reimburse CONSULTANT for the expense of round trip tourist class transportation, hotels and meals, reasonably incurred by CONSULTANT in connection with any trip made by CONSULTANT at the request of RAYCHEM, that have been preapproved by the Chief Executive Officer or designee. RAYCHEM shall reimburse CONSULTANT for any other reasonable expenses actually incurred which are incidental to the services performed hereunder. Expenses exceeding One Hundred Dollars ($100.00) must be approved in advance by the Chief Executive Officer or designee.

         B. Invoices for expenses shall be submitted to the Chief Executive Officer or designee within thirty (30) days. Payment of CONSULTANT's invoice shall be made by RAYCHEM within thirty
                  (30) days of receipt thereof.



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Professional Services agreement - Arati Prabhakar
July 10, 1998
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3.       CONSULTANT's relationship to RAYCHEM shall be that of an independent contractor and nothing in this Professional Services Agreement shall be construed to create an employer-employee relationship. Since CONSULTANT will not be an employee of RAYCHEM, it is understood that CONSULTANT will not be entitled to any benefits under RAYCHEM's retirement, group insurance or medical plans or any other employee benefits except as expressly provided in the Agreement and Release. In the performance of all services hereunder, CONSULTANT shall comply with all applicable laws and regulations.

4. CONSULTANT recognizes the vital importance to RAYCHEM of the confidential nature of all proprietary information of Raychem Corporation, its parent, subsidiaries and/or affiliates (hereinafter "RAYCHEM GROUP"). In order to prevent what CONSULTANT agrees would otherwise result in the inevitable disclosure of Proprietary Information which would thereby cause irreparable harm to the RAYCHEM GROUP, CONSULTANT agrees that CONSULTANT will not, without the prior written consent of RAYCHEM, during the term of this Professional Services Agreement including any renewal thereof, directly or indirectly, anywhere in the State of California, or in any other State of the United States or in any other country in which during such period business is conducted by the RAYCHEM GROUP or substantial customers of the RAYCHEM GROUP, enter into or engage in any activity as a sole proprietor, shareholder, employee, director, partner, consultant or otherwise which is in any way concerned with the design, development, use, manufacture and/or sale of any technology, product, product line or component in development, manufactured or sold by the RAYCHEM GROUP. Further, CONSULTANT shall not directly or indirectly solicit or induce any employee of the RAYCHEM GROUP to leave their employment with the RAYCHEM GROUP. CONSULTANT further agrees that CONSULTANT shall not, either during the term of this Professional Services Agreement and any extension thereof, serve as an expert witness for, or advisor to any third party in connection with any litigation involving RAYCHEM without the express prior written consent of RAYCHEM. This provision is in addition to any requirement of the Raychem Employee Intellectual Property Agreement between RAYCHEM and CONSULTANT and of any applicable policies and laws regarding trade secrets.

5. RAYCHEM and CONSULTANT acknowledge that the provisions of Paragraph 4 may or may not be enforceable under the laws of certain states



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Professional Services agreement - Arati Prabhakar
July 10, 1998
Page 3

         and/or certain countries. RAYCHEM and CONSULTANT intend that Paragraph 4 be enforced, to the extent enforceable, in all jurisdictions worldwide in which the RAYCHEM GROUP currently does business, and that lack of enforceability in any one jurisdiction shall not impair enforcement in any other jurisdiction.

6. CONSULTANT understands that RAYCHEM does not desire to acquire from CONSULTANT any secret or confidential know-how or information of CONSULTANT or which CONSULTANT has acquired or shall hereafter acquire from any third party. Accordingly, CONSULTANT represents and warrants that CONSULTANT is free to divulge to RAYCHEM, without any obligation to, or violation of any right of CONSULTANT or others, any and all information, practices or techniques which CONSULTANT will describe, demonstrate, divulge, or any other manner make known to RAYCHEM during CONSULTANT's performance of services hereunder. CONSULTANT hereby undertakes to exonerate, indemnify and hold harmless RAYCHEM from and against any and all liability, loss, cost, expense, damage, claim or demand for actual or alleged violation of the rights of CONSULTANT or of the rights divulged to RAYCHEM in any trade secret, know-how or information CONSULTANT has divulged to RAYCHEM in any trade secret, know-how or other confidential information by reason of RAYCHEM's receipt or use of the services or information described above, or otherwise in connection therewith.

7. As used in this Professional Services Agreement, the term "Invention" shall mean any and all discoveries, improvements, trade secrets, processes, techniques, copyrightable material, computer programs, formula, design and know-how, of any kind or nature, whether or not patentable, and whether or not related to RAYCHEM's business, and which are invented, conceived, discovered, developed or reduced to practice by CONSULTANT and which in any way result from or arise out of CONSULTANT's services hereunder and/or CONSULTANT's exposure to RAYCHEM's proprietary information pursuant to Paragraph 7 of this Professional Services Agreement.

         CONSULTANT agrees that CONSULTANT will promptly and fully disclose to RAYCHEM all Inventions. CONSULTANT also agrees to and hereby does assign to RAYCHEM all right, title and interest in and to all Inventions and CONSULTANT represents and warrants that CONSULTANT has no contractual or other obligations to any third party which preclude or in any way encumber CONSULTANT's right to assign to RAYCHEM the full and



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Professional Services agreement - Arati Prabhakar
July 10, 1998
Page 4

         exclusive right, title and interest in and to any and all Inventions. It is further understood and agreed that all Inventions will be and remain the property of RAYCHEM whether or not disclosed, assigned or patented.

         CONSULTANT shall, if RAYCHEM shall so request, assist RAYCHEM in every proper way to obtain for the sole benefit of RAYCHEM, patents on Inventions in any and all countries. The decision to file (or not to file) and/or continue to prosecute a patent application or applications on any Inventions shall be in RAYCHEM's sole discretion.

8. The parties hereto acknowledge that during the course of CONSULTANT's service to RAYCHEM pursuant to this Professional Services Agreement it may be necessary or desirable for RAYCHEM to disclose to CONSULTANT significant RAYCHEM proprietary information. Any information imparted to RAYCHEM in confidence by a third party shall be deemed for purposes of this Professional Services Agreement to constitute RAYCHEM proprietary information. CONSULTANT fully understands that the maintenance of RAYCHEM's proprietary information in strict confidence and the confinement of its use to RAYCHEM is of vital importance to RAYCHEM. CONSULTANT therefore agrees that all information and knowledge divulged to CONSULTANT by RAYCHEM or which CONSULTANT acquires in connection with or as a result of CONSULTANT's services hereunder shall be regarded and treated by CONSULTANT as confidential. Without limiting the generality of the foregoing, CONSULTANT recognizes that, unless and until published, all features of the materials, apparatus, process and application methods heretofore or hereafter used or developed by RAYCHEM shall be regarded and treated by CONSULTANT as a trade secret of RAYCHEM. CONSULTANT shall not use, nor shall CONSULTANT disclose, any such information or knowledge to any person either during or after the term of this Professional Services Agreement, except only to those employees of RAYCHEM as may be necessary in the regular course of CONSULTANT's duties hereunder, or except as otherwise authorized in writing by RAYCHEM, unless such information or knowledge are, or become, publicly known through no act or omission of CONSULTANT.

9. CONSULTANT recognizes that all records and copies of records, drawings, models, apparatus, samples and the like which in any way relate to RAYCHEM's technology, operations, investigations and business, and which are made or received by CONSULTANT during the term of, or otherwise



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Professional Services agreement - Arati Prabhakar
July 10, 1998
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         pursuant to, this Professional Services Agreement are and shall remain the exclusive property of RAYCHEM. CONSULTANT shall keep such records and/or copies thereof at all times in CONSULTANT's custody and subject to CONSULTANT's control, and shall surrender the same to RAYCHEM immediately upon the request of RAYCHEM.

10. CONSULTANT hereby undertakes to exonerate RAYCHEM, its officers, directors, shareholders, agents, employees, attorneys, insurers, successors and/or assigns from and against any and all liability, loss, cost, damage, claims, demands for expenses of every kind on account of any injuries (including death) to CONSULTANT or loss of or damage to CONSULTANT's property arising out of or resulting in any manner from or occurring in connection with CONSULTANT's performances of services hereunder, except only if caused solely by the negligence of RAYCHEM or its servants or employees.

11. CONSULTANT shall not assign this Professional Services Agreement or any part thereof without RAYCHEM's prior written consent, and any such purported assignment shall be void. This Professional Services Agreement shall inure to the benefit of RAYCHEM's parent, subsidiaries, successors and/or assigns.

12. This Professional Services Agreement shall be effective as of the date first written above and shall terminate on September 1, 1999. This Professional Services Agreement will be subject to a one (1) year renewal at RAYCHEM's option, which renewal shall be automatic if, and extend for the period that, CONSULTANT continues to receive compensation from RAYCHEM pursuant to the Agreement and Release dated July 10, 1998. Any act or omission by CONSULTANT constituting a material breach of this Professional Services Agreement shall subject this Professional Services Agreement to termination immediately by RAYCHEM for good cause and shall automatically suspend all RAYCHEM obligations to perform hereunder so long as CONSULTANT is in breach hereof. This Professional Services Agreement shall terminate automatically in the event of CONSULTANT's death or inability for any reason to perform the services contemplated herein. On termination of this Professional Services Agreement, for any reason, RAYCHEM's obligation to pay any compensation, except for services or expenses already properly accrued or incurred, shall forthwith cease and terminate. Termination of this Professional Services Agreement for any reason shall not affect



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Professional Services agreement - Arati Prabhakar
July 10, 1998
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         CONSULTANT's obligations under Paragraphs 4 through 10, inclusive, hereof.

13. CONSULTANT represents and warrants that CONSULTANT has or will promptly obtain an agreement containing provisions equivalent in all material respects to the provisions contained in Paragraphs 4 through 10, inclusive, hereof with all agents, employees or associates of CONSULTANT who will be in any way involved either with RAYCHEM proprietary information or otherwise in connection with the services being performed hereunder. The obligations undertaken by CONSULTANT pursuant to Paragraphs 4 through 10, inclusive, hereof shall extend to the RAYCHEM GROUP and to its predecessors and successors in interest.

14. Any notices or communications hereunder shall be effective only if in writing, addressed as follows:

         If to RAYCHEM:                    RAYCHEM CORPORATION
                                           Attn:  Richard A. Kashnow
                                           300 Constitution Drive
                                           Mail Stop 120/7815
                                           Menlo Park, California  94025-1164

         with a copy to:                   RAYCHEM CORPORATION
                                           Attn:  Legal Department
                                           Mail Stop 120/8502
                                           300 Constitution Drive
                                           Menlo Park, California  94025-1164

         If to CONSULTANT:                 Arati Prabhakar

15. This Professional Services Agreement has been negotiated, executed and delivered in the State of California. The parties hereto agree that all questions pertaining to the validity and interpretation of this Professional Services Agreement shall be determined in accordance with the laws of the State of California applicable to contracts made within the State of California.

16. This Professional Services Agreement, together with the Agreement and Release dated July 10, 1998, and the Raychem Employee Intellectual Property Agreement dated May 12, 1997, constitutes the entire agreement between the parties and supersedes any and all of the other oral or written agreements



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Professional Services agreement - Arati Prabhakar
July 10, 1998
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         between CONSULTANT and RAYCHEM. In the event of any conflict between this Professional Services Agreement and the Agreement and Release, the Agreement and Release will govern. Any changes in or modifications to this Professional Services Agreement shall be effective only if in writing and signed by the parties hereto. CONSULTANT represents that in entering into this Professional Services Agreement, CONSULTANT has not relied on any previous oral or implied representations, inducements or understandings of any kind or nature whatsoever.

         IN WITNESS WHEREOF, the parties hereto have executed this Professional Services Agreement to be effective as of the Effective Date.

                                            RAYCHEM CORPORATION

                                      by:   /s/ RICHARD A. KASHNOW
                                            ------------------------------------
                                            Richard A. Kashnow

                                   Title:   Chief Executive Officer

                                    Date:   JULY 10, 1998
                                            ------------------------------------


                                            CONSULTANT

                                      by:   /s/ ARATI PRABHAKAR
                                            ------------------------------------
                                            (Arati Prabhakar)

                     Social Security No.:
                                            ------------------------------------

                                    Date:   JULY 30, 1998
                                            ------------------------------------

            Department/Account To Charge:
                                            ------------------------------------



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
[RAYCHEM LOGO]
           EXHIBIT 3 TO THE AGREEMENT AND RELEASE BETWEEN THE COMPANY
                               AND ARATI PRABHAKAR


                                  AMENDMENT TO
                            RELOCATION LOAN AGREEMENT
                           (SECURED BY DEED OF TRUST)
                             AND TO PROMISSORY NOTE
                           (SECURED BY DEED OF TRUST)


         AMENDMENT TO RELOCATION LOAN AGREEMENT (SECURED BY DEED OF TRUST) AND TO PROMISSORY NOTE (SECURED BY DEED OF TRUST) ("Amendment"), dated as of August 1, 1998, between Raychem Corporation, a Delaware corporation ("Raychem"), and Arati Prabhakar ("Employee") and Patrick H. Windham (together with Employee, the "Borrower").
                                 R E C I T A L S

         WHEREAS, Raychem and Borrower have previously entered into a Relocation Loan Agreement (secured by Deed of Trust) dated as April 14, 1997 ("Loan Agreement") pursuant to which Raychem provided Borrower a relocation loan subject to the terms and conditions set forth in the Loan Agreement; and

         WHEREAS, Borrower has previously entered into a Promissory Note (secured by Deed of Trust) dated as April 14, 1997 ("Promissory Note") pursuant to which Borrower promised to pay to Raychem the principal sum of Four Hundred Thousand Dollars (US $400,000) (the "Loan") together with interest subject to the terms and conditions set forth in the Promissory Note; and

         WHEREAS, based on Employee's resignation effective September 1, 1998, Raychem and Borrower now desire to modify the Loan Agreement and Promissory Note to provide for, among other things, the repayment of the Loan and payment of interest at a date later than that specified in the Loan Agreement and Promissory Note.

         NOW THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties agree as follows:

         SECTION 1. Amendments to Loan Agreement. The Loan Agreement is, effective as of the date hereof, hereby amended as follows:

                           (a)  The Loan  Agreement  is hereby  amended  by
adding a new

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Professional Services agreement - Arati Prabhakar
July 10, 1998
Page 2

Section 1(c) to read in full as follows:

                                  "1(c)   The Second  Loan will mature and
become entirely due and payable, and the Borrower agrees to pay the same, on August 30, 1999 (the "Scheduled Due Date") or on such earlier date upon which the Second Loan may become due under the terms and conditions of this Agreement or the other documents evidencing or securing the Second Loan."

                           (b) The Loan Agreement is further hereby amended by
adding a new Section 1 (g) to read in full as follows:

                                  "1(g) Notwithstanding  the  Scheduled Due
Date set forth in Section 1(c) above, if Employee's employment with Raychem is terminated for any reason (including voluntary or involuntary termination, with or without cause, disability, retirement, or death), the Second Loan shall become entirely due and payable, and Borrower agrees to pay the same, on the Scheduled Due Date."

                           (c) The Loan Agreement is further hereby amended by
adding a new Section 3(b) to read in full as follows:

                                  "3(b) Effective  as of the date of (i) any
failure of Borrower continuously to occupy the New Residence as Borrower's principal residence, whether or not subsequently cured, (ii) any breach by Borrower of any negative covenants set forth in Section 6 below, whether or not subsequently cured, (iii) any breach by Borrower of the terms of the "due on sale" clause referred to and set forth in Section 4(b) of the Note, which shall include, without limitation, any conveyance by Employee of Employee's fee interest in the New Residence to Employee's spouse or former spouse (whether or not such spouse be a Borrower hereunder), or (iv) any breach by or default of Borrower of or under any of the other terms, covenants, conditions, representations or warranties set forth in any of the Loan Documents (as to which interest shall cease to accrue upon the cure of such breach or default), then the Second Loan shall bear interest



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Professional Services agreement - Arati Prabhakar
July 10, 1998
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at Nine Percent (9%) per annum, and thereafter all accrued interest shall be payable in full on or before the first calendar day of each month."

                           (d) The Loan Agreement is further hereby amended by
deleting Section 7(e). SECTION 2. Amendments to Promissory Note. The Promissory
Note is, effective as of the date hereof, hereby amended as follows:

                           (a) The  Promissory  Note is hereby  amended by
adding a new Section 2(a) to read in full as follows:

                                  "2(a) The term of this  Loan  shall  commence
upon the date hereof and shall expire on August 30, 1999 (the "Scheduled Due Date"), at which time all amounts then owing and unpaid (including principal, interest, and any other accrued and unpaid charges under any of the Loan Documents) shall be immediately due and payable by Borrower to Payee in full."

                           (b) The Promissory Note is hereby further amended by
adding a new Section 2(c) to read in full as follows:

                                  "2(c) Notwithstanding  the Scheduled Due Date
stated above, if the employment of Employee (Employee being defined in the Agreement) with Payee is terminated for any reason (including voluntary or involuntary termination, with or without cause, disability, retirement, or death), the term of this Note shall expire and all amounts then owing and unpaid (including principal, interest, and any other accrued and unpaid charges under any of the Loan Documents) shall become immediately due and payable by Borrower to Payee in full on the Scheduled Due Date."

                           (c) The Promissory Note is further hereby amended by
adding a new Section 4(c) to read in full as follows:

                                  "4(c) If any Event of Default  set forth in
Section 7 of the Agreement should occur prior to the Scheduled Due Date, Payee at its election, without



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Professional Services agreement - Arati Prabhakar
July 10, 1998
Page 4


demand or notice and irrespective of the otherwise dated maturity hereof, may accelerate the unpaid balance of principal plus accrued interest, if any, and in the event of such acceleration the entire unpaid balance of principal plus any accrued interest shall be immediately due and payable."

         SECTION 3. Continued Effect of Deed of Trust. The parties to this Amendment agree that the Deed of Trust referenced in the Loan Agreement, dated as April 14, 1997, and Promissory Note, dated as April 14, 1997 and recorded at the request of North American Title Insurance on April 18, 1997 in the official records of San Mateo County (Document No. 97-044874), will continue in full force and effect as stated in the Loan Agreement and Promissory Note as amended, and the parties intend that the Loan Agreement and Promissory Note as amended will continue to be secured by the Deed of Trust as set forth in such documents.

         SECTION 4. Definition of Referenced Terms in Amendments. Any terms defined in the Loan Agreement and Promissory Note that are referenced in the foregoing amended Sections of the Loan Agreement and Promissory Note shall be defined as set forth in the Loan Agreement and Promissory Note unless otherwise specified.

         SECTION 5. Governing Law. This Amendment, its validity, interpretation, execution, and settlement of any disputes arising hereunder shall be governed by and in accordance with the laws of the State of California.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



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Professional Services agreement - Arati Prabhakar
July 10, 1998
Page 5

         Raychem:                   RAYCHEM CORPORATION
                                    a Delaware Corporation

                            By:     /s/ RICHARD A. KASHNOW
                                    -----------------------
                                      Richard A. Kashnow
                                    Chief Executive Officer

         Borrower:                  /s/ ARATI PRABHAKAR
                                    -----------------------
                                       Arati Prabhakar

                                    /s/ PATRICK H. WINDHAM
                                    -----------------------
                                       Patrick H. Windham



                                  CONFIDENTIAL